WWW INTERNET FUND




                              SEMI - ANNUAL REPORT
                                DECEMBER 31, 1997
                                   (UNAUDITED)




                            INVESTING IN THE FASTEST
                               GROWING SEGMENT OF
                                   TECHNOLOGY


                              WWW.INTERNETFUND.COM


                                1-(888)-263-2204

           Letter to Shareholders                            Page    1

           Financial Statements                              Page    3

           Notes to Financial Statements                     Page    8

                            WWW INTERNET FUND UPDATE



FELLOW SHAREHOLDERS,

The Internet and World Wide Web are creating the opportunity for global communications and commerce. Internet technologies are powering an unprecedented shift toward real time, anytime products and services. The good news is that we are witnessing the birth of a new industry --the beginning of a potentially explosive, long term investment opportunity! Investors who see this trend unfolding and are early to invest have the best chance to reap the highest rewards.

As Chairman, Lead Manager and a Shareholder of the WWW Internet fund, I recognize the investment opportunity of the Internet as well as the challenges and risks in attempting to capture the potential profits. We are striving to deliver consistent, above-average growth by investing in companies that are growing at 20 percent or better. Yet we are attempting to mitigate our risks by diversifying among a large number of companies and balancing off small company risk by deploying a Net Nichetm investment strategy: that is, a methodology that utilizes a sectored, dominant market share approach by investing in a 3 tier mix of Mature, Mid-Life and Adolescent company stocks. Moreover, we closely monitor the performance of our holdings so we can take corrective action when we believe it is necessary. This includes taking profits in stocks whose valuations become excessively high given the company's market fundamentals and near term prospects.

Recently we just weathered a broad market sell-off of Internet and Technology company shares precipitated by the Asian crisis which became headline news this past November. As a result, our 1997 results were positive, but well below our annual performance expectations. We are confident that the environment for stocks in general, and Internet stocks in particular, continues to be good because historically low inflationary, low interest rate periods have always pushed stocks to new highs.

This environment, combined with the pervasive move by corporations to boost productivity and competitiveness, should continue to reward stocks of company's with above average earnings growth. Should this economic environment change, it should exacerbate the push for greater efficiencies and result in wider acceptance and adaptation of Internet technologies for eCommerce, Data Mining, Data Warehousing, Security, Networking, Agent Software and Information Services. These themes remain key sectors of our portfolio and indeed the key focus of our on-going research effort.

As we begin the new year we have reduced our cash position from approximately 7.5% to less than 3% using the cash to invest in several excellent market opportunities that have presented themselves. We continue to closely monitor market valuations and have shifted our portfolio toward high quality small and midcap (Mid Life and Adolescent) company shares because they now offer more attractive market valuations and long term growth prospects. The bottom line is that we want to own shares of companies that are growing and building dominant market share at a reasonable price. We refuse to invest in momentum plays without regard for investment fundamentals and adhere to our discipline of calculating target buy and sell prices based on valuation models for high growth companies. Overtime we expect to be rewarded by sticking to these basics. The measure of our success will be our results and your continued support.


VERY TRULY,



LAWRENCE YORK
CHAIRMAN

FINANCIAL STATEMENTS

WWW INTERNET FUND
STATEMENT OF NET ASSETS
DECEMBER 31, 1997
(UNAUDITED)
                                               NUMBER    MARKET
                                              OF SHARES   VALUE

COMMON STOCK - 92.13%

BROADCAST & INFORMATION RESOURCES - 4.46%
ACTV Inc.** .................................  30,000   $ 48,750
Alliance Comm B** ...........................   4,000     51,000
                                                        --------
                                                          99,750
                                                        --------

COMMUNICATION & TELECOM SERVICES - 11.11%
Cincinnati Bell, Inc. .......................   1,000     31,000
GTE Corp ....................................     700     36,575
Glenayre Technologies** .....................   2,000     19,750
Qualcomm, Inc.** ............................   2,000    101,000
Worldcom, Inc.** ............................   2,000     60,500
                                                        --------
                                                         248,825
                                                        --------

COMPUTERS & ENTERPRISE HARDWARE - 11.28%
Apple Computer Inc.** .......................   3,000     39,375
Compaq Computer Corp. .......................   1,500     84,656
International Business Machines Corp. .......     800     83,650
Seagate Technology Inc.** ...................   1,500     28,875
Sun Microsystems, Inc.** ....................     400     15,950
                                                        --------
                                                         252,506
                                                        --------

COMPUTER SOFTWARE & INTERNET TOOLS - 9.56%
Edify Corp.** ...............................   2,000     37,500
Hummingbird Comm.** .........................   1,000     31,563
Intuit, Inc.** ..............................   1,000     41,250
New Era Of Networks Inc.** ..................   3,000     33,750
Oracle Corp.** ..............................     750     16,734
RealNetworks Inc.** .........................   1,000     13,875
Spyglass Inc.** .............................   8,000     39,500
                                                        --------
                                                         214,172
                                                        --------

                                                NUMBER    MARKET
                                              OF SHARES    VALUE


DATA COMMUNICATION & NETWORKING
     EQUIPMENT - 20.16%
3Com Corp Com.** ............................   2,500   $ 87,344
Andrew Corp.** ..............................   4,000     96,000
Ascend Communication, Inc.** ................   3,200     78,400
Cisco Systems, Inc.** .......................   3,000    167,250
Novell Inc.** ...............................   3,000     22,500
                                                        --------
                                                         451,494
                                                        --------

DATA PROCESSING SERVICES - 4.34%
First Data Corp. ............................     800     23,400
Reynolds & Reynolds, Class A ................   4,000     73,750
                                                        --------
                                                          97,150
                                                        --------

ELECTRONIC COMMERCE - 12.36%
American Express Company ....................     500     44,625
Checkfree Corp.** ...........................   4,000    108,000
Data Broadcasting Corp.** ...................   5,000     28,125
Electronic Data System Corp. ................     500     21,969
Harbinger Corp.** ...........................   1,350     37,969
National Data Corp. .........................   1,000     36,125
                                                        --------
                                                         276,813
                                                        --------

FIREWALL & INTERNET SECURITY - 3.62%
Checkpoint Software** .......................     800     32,600
Raptor Systems, Inc.** ......................   1,500     19,875
Security Dynamics Technologies, Inc.** ......     800     28,600
                                                        --------
                                                          81,075
                                                        --------

ON-LINE RETAILING - 4.11%
E-Trade** ...................................   2,000     46,000
TicketMaster Group** ........................   2,000     46,000
                                                        --------
                                                          92,000
                                                        --------

SEMICONDUCTORS & EQUIPMENT MAKERS - 11.13%
C-Cube Microsystems** .......................   1,500     24,469
Intel Corp. .................................   1,000     70,250
Motorola, Inc. ..............................   1,200     68,475
National Semiconductor Inc. ** ..............   1,000     25,937
S3, Inc.** ..................................   3,000     15,000
Texas Instruments Inc. ......................   1,000     45,000
                                                        --------
                                                         249,131
                                                        --------

TOTAL COMMON STOCK (COST $2,237,517) ........          2,062,916

MUTUAL FUNDS - 7.49%
STAR BANK TREASURY FUND  (COST $167,695) ....            167,695
                                                       ---------

TOTAL MARKET VALUE OF SECURITIES
     OWNED - 99.62% (NOTE 6) (COST $2,405,212) ....    2,230,611

RECEIVABLES AND OTHER ASSETS NET
     OF LIABILITIES - (0.38%) (NOTE 3) ............        8,410
                                                        --------

NET ASSETS - 100.00% (NOTE 5)
     ($9.57 PER SHARE, BASED ON 234,055 SHARES
     OUTSTANDING) .................................  $ 2,239,021
                                                     ===========

**  NON-INCOME PRODUCING SECURITY






--------------------------------------------------------------------------------





COMPONENTS OF NET ASSETS AT DECEMBER 31, 1997:

Paid in capital (Note 5) ............................ $ 2,437,597

Accumulated undistributed income:
     Net investment income/(loss) ...................     (19,836)
     Net realized gain/(loss) from
          security transactions .....................      (4,139)
     Net unrealized appreciation/(depreciation)
          of investments ............................    (174,601)
                                                      -----------

TOTAL NET ASSETS .................................... $ 2,239,021
                                                      ===========




                             See accompanying notes

WWW INTERNET FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
(UNAUDITED)

INVESTMENT INCOME:
Dividends .......................   $ 3,194
Interest ........................     5,346

TOTAL INVESTMENT INCOME ......................   $  8,540

OPERATING EXPENSES:
Administrative fees (Note 3 .....    13,520
Investment advisory fees (Note 3)    10,145
Amortization of organization
    expenses (Note 2) ...........     6,654
Distribution fees (Note 4) ......     5,675
Audit fees ......................     4,033
Directors fees ..................     4,033
Custodian fees ..................     3,176
Website fees ....................     2,934
Registration fees ...............     2,555
Printing fees ...................     1,405
Legal fees ......................     1,260
Transfer agent fee ..............     1,200
E & O Insurance .................       573
Miscellaneous ...................       370
                                    -------
Total expenses ..................    57,533
Reimbursed expenses (Note 3) ....   (29,157)
                                    -------

NET EXPENSES .................................     28,376
                                                 --------

NET INVESTMENT LOSS ..........................    (19,836)
                                                 --------

NET REALIZED AND UNREALIZED GAIN
           (LOSS) ON INVESTMENTS (Note 2):
Net realized gain from investment transactions     63,655
Net unrealized depreciation of investments ...    (42,536)
                                                 --------
NET REALIZED AND UNREALIZED GAIN
           ON INVESTMENTS ....................     21,119
                                                 --------

NET INCREASE IN NET ASSETS RESULTING
           FROM OPERATIONS ...................   $  1,283
                                                 ========



                             See accompanying notes

WWW INTERNET FUND
STATEMENT OF CHANGES IN NET ASSETS




                                                  FOR THE SIX    FOR THE PERIOD
                                                 MONTHS ENDED        8/1/96
                                                  12/31/97       (COMMENCEMENT
                                                 (UNAUDITED)      OF OPERATIONS)
                                                                   TO 6/30/97


  OPERATIONS:
  Net investment loss ............................ $   (19,836)   $   (21,827)
  Net realized gain from investment transactions .      63,655        289,508
  Net unrealized depreciation of investments .....     (42,536)      (132,065)
                                                   -----------    -----------
  NET INCREASE IN NET ASSETS RESULTING
       FROM OPERATIONS ...........................       1,283        135,616
                                                   -----------    -----------

  DISTRIBUTION TO SHAREHOLDERS:
  Net realized gain ..............................    (306,421)       (29,054)
                                                   -----------    -----------

  FUND SHARE TRANSACTIONS:
  Shares sold ....................................     569,893      1,770,779
  Shares issued in reinvestment of dividends .....     303,629          7,433
  Shares redeemed ................................    (260,725)       (53,412)
                                                   -----------    -----------
  NET CAPITAL SHARE TRANSACTIONS  (Note 5) .......     612,797      1,724,800
                                                   -----------    -----------

  NET INCREASE IN NET ASSETS .....................     307,659      1,831,362

  NET ASSETS:
  Beginning of period ............................   1,931,362        100,000
                                                   -----------    -----------
  End of period .................................. $ 2,239,021    $ 1,931,362
                                                   ===========    ===========


                             See accompanying notes

WWW INTERNET FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997
(UNAUDITED)

NOTE 1.  ORGANIZATION
The WWW Internet Fund (the "Fund") was organized as an Ohio business trust (the "Trust"), on April 23, 1996, and commenced operations on August 1, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open end management investment company. The Trust is authorized to issue an indefinite number of shares of beneficial interest, par value $.001 per share. The Trust was formed to achieve the investment objective of long term growth through capital appreciation by investing primarily in equity securities of companies that are designing, developing or manufacturing hardware or software products or services for the Internet and / or World Wide Web.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

SECURITIES VALUATIONS- Portfolio securities, including covered call options if written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked is used for valuation purposes. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees. Expenses and fees, including the management fee and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

FEDERAL INCOME TAXES- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

ORGANIZATION EXPENSES- During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Fund incurred organization expenses of $65,993. The fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Fund's commencement of operations. During the period ended December 31, 1997, $6,654 was amortized.

OTHER- The fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 3.  INVESTMENT ADVISORY & ADMINISTRATION AGREEMENT
The Board of Trustees provides broad supervision over the affairs of the Fund. Pursuant to a Management Agreement between the Fund and WWW Advisors, Inc. (the "Manager") and subject to the authority of the Board of Trustees, the Manager manages the investments of the Fund and is responsible for the overall management of the business affairs of the Fund.

Under the terms of the Management Agreement, the Fund has agreed to pay the manager a base monthly management fee at the annual rate of 1.00% of the Fund's average daily net assets (the "Base Fee") which will be adjusted monthly (the "Monthly Performance Adjustment") depending on the extent by which the investment performance of the Fund, after expenses, exceeded or was exceeded by the percentage change of the S&P 500 Index. Under terms of the Management Agreement, the monthly performance adjustment may increase or decrease the total management fee payable to the manager (the "Total Management Fee") by up to .50% per year of the value of the Fund's average daily net assets.

All expenses incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by the manager. The expenses to be borne by the Fund will include: organizational costs, taxes, interest, brokerage fees and commissions, fees of board members who are not officers, directors or employees of the Manager or its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory, administrative and fund accounting fees, charges of custodians, transfer and dividend disbursing agents' fees, insurance premiums, industry association fees, outside auditing and legal expenses, costs attributable to investor services (including, without limitation, telephone and personnel expenses ), cost of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information, amounts payable under the Fund's Distribution and Shareholder Servicing Plan (the "Plan") and any extraordinary expenses.

The Manager has undertaken, until such time as it gives investors 60 days' notice to the contrary, to waive its Management Fee in the amount, if any, by which the total expenses of the Fund for any fiscal year, including amortization of organizational expenses and amounts paid by the Fund under the Plan, exceed 2.50% of average annual net assets of the Fund, except that the amount of such fee waiver shall not normally exceed the amount of fees received by the Manager under the Management Agreement for such fiscal year. During the six months ended December 31, 1997, the manager has reimbursed all expenses in excess of 2.50%. The fee waiver, if any, will be on a monthly basis, subject to year-end adjustment. Interest expenses, taxes, brokerage fees and commissions, and extraordinary expenses are not included as expenses for these purposes.

The Fund will reimburse the Manager for organizational costs incurred on behalf of the Fund only if and when net assets of the Fund exceed $3,000,000.

The Fund has a Fund Accounting and Administrative Agreement with American Data Services, Inc. ("ADS"). ADS receives a fee, computed daily and payable monthly, at an annual rate of .08% of average daily net assets, subject to a monthly minimum.

NOTE 4.  DISTRIBUTION AGREEMENT
Under a plan  adopted by the Fund's  Board of  Trustees  pursuant  to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Manager a shareholder servicing and distribution fee at the annual rate of .50% of the average daily net assets of the Fund. Such fee will be used in it's entirety by the Manager to make payments for administration, shareholder services and distribution assistance, including, but not limiting to (i) compensation to securities dealers and other organizations (each, a "Service Organization" and collectively, the "Service Organizations"), for providing distribution assistance with respect to assets invested in the Fund, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders, and (iii) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials to prospective investors.

The fees paid to the Manager under the Plan are in addition to the fees payable under the Management Agreement and are payable without regard to actual expenses incurred. For the six months ended December 31, 1997, the amount paid or accrued for such expenses was $5,675. The Fund understands that third parties also may charge fees to their clients who are beneficial owners of Fund shares in connection with their client accounts. These fees would be in addition to any amounts which may be received by them from the Manager under the Plan.

NOTE 5.  CAPITAL SHARE TRANSACTIONS
As of December 31, 1997 there was an unlimited number of $.001 par value shares of capital stock authorized for the Fund. Transactions in capital stock were as follows:

                      For the Six Month Period Ended December 31, 1997

                                              Shares        Amount

            Shares sold                       46,811    $   569,893

            Shares issued in reinvestment
                   of dividends               32,578        303,629

            Shares redeemed                  (21,140)      (260,725)
                                            --------    -----------

            Net increase                      58,249        612,797

            Beginning balance                175,806      1,824,800
                                            --------    -----------

            Total paid in capital            234,055    $ 2,437,597
                                            ========    ===========


NOTE 6.  INVESTMENTS
For the six months ended December 31, 1997, purchases and sales of investment securities, other than short-term investments, aggregated $1,191,762 and $761,140 respectively. The gross unrealized appreciation for all securities totaled $185,752 and the gross unrealized depreciation for all securities totaled $360,353 for a net unrealized depreciation of $174,601. The aggregate cost of securities for federal income tax purposes at December 31, 1997 was $2,405,212.

NOTE 7.  RELATED PARTY TRANSACTIONS
Certain owners of WWW Advisors, Inc., are also Owners and /or Directors of WWW Internet Fund. These individuals may receive benefits from any Management fee paid to the Advisor.

NOTE 8.  DISTRIBUTIONS
During  the  Six  Months  Ended  December  31,  1997,   Distributions  of  $1.53
aggregating $306,421 were made from Short Term Capital Gains.

NOTE 9.  FINANCIAL HIGHLIGHTS
For a fund share outstanding throughout the period.

                                                  FOR THE SIX   FOR THE PERIOD
                                                 MONTHS ENDED       8/1/96
                                                   12/31/97     (COMMENCEMENT
                                                  (UNAUDITED)   OF OPERATIONS)
                                                                 TO 6/30/97

       NET ASSET VALUE, BEGINNING OF PERIOD        $   10.99   $   10.00
                                                      ------      ------

       INCOME (LOSS) FROM INVESTMENT OPERATIONS:
       Net investment loss                             (0.11)      (0.16)
       Net realized and unrealized gains from
          security transactions                         0.22        1.36
                                                      ------      ------
         TOTAL FROM INVESTMENT OPERATIONS               0.11        1.20
                                                      ------      ------

       LESS DISTRIBUTIONS FROM REALIZED GAINS
          FROM SECURITY TRANSACTIONS:                  (1.53)      (0.21)
                                                      ------      ------

       NET ASSET VALUE, END OF PERIOD              $    9.57   $   10.99
                                                      ======      ======


       TOTAL RETURN**                                   2.68%*     13.08%*



*  ANNUALIZED
** BASED ON NET ASSET VALUE PER SHARE

 RATIOS / SUPPLEMENTAL DATA

                                                 FOR THE  SIX     FOR THE PERIOD
                                                  MONTHS ENDED     8/1/96
                                                  12/31/97       (COMMENCEMENT
                                                  (UNAUDITED)    OF OPERATIONS)
                                                                 TO 6/30/97

Net assets end of period (in 000's)                  2,239            1,472

Ratio of expenses to average net assets,
before reimbursement                                 5.07%*           7.23%*

Ratio of expenses to average net assets,
after reimbursement                                  2.50%*           2.50%*

Ratio of net investment income (loss) to
average net assets                                  (4.31%)*         (1.62%)*

Ratio of net investment income (loss) to
average net assets, net of reimbursement            (1.75%)*          (.62%)*

Portfolio turnover rate                             75.46%*         109.52%*

Average commission rate paid                       $0.0304         $  0.0676




* ANNUALIZED

                                      WWW
                                    INTERNET
                                      FUND




                       INVESTMENT MANAGER & FUND
                       DISTRIBUTOR
                       WWW Advisors, Inc.
                       Lexington, KY

                       SHAREHOLDER SERVICING,
                       DIVIDEND DISBURSING AND TRANSFER AGENT
                       American Data Services, Inc.
                       Hauppauge, NY

                       PORTFOLIO SECURITIES CUSTODIAN
                       Star Bank, N.A.
                       Cincinnati, OH

                       GENERAL COUNSEL
                       Benesch, Friedlander, Coplan & Aronoff, P.L.L. Cleveland, OH

                       SHAREHOLDER SERVICES
                       (888) 999-8331

                       SECURITIES DEALERS AND
                       FINANCIAL INSTITUTIONS ONLY
                       (888) 263-2204